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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	04-6268599 (IRS Employer Identification No.)
225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)
Registrant's telephone number, including area code: 317.636.1600
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On April 27, 2018, Simon Property Group, Inc. issued a press release containing information on earnings for the quarter ended March 31, 2018 and other matters. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated by reference into this report.

Item 7.01.    Regulation FD Disclosure

Exhibit 99.1 also includes supplemental financial and operating information for the quarter ended March 31, 2018.

Item 9.01.    Financial Statements and Exhibits

Financial Statements:

    None

Exhibits:

Exhibit No.	Description
99.1	Earnings Release dated April 27, 2018 and supplemental information

The exhibit filed with this report contains measures of financial or operating performance that are not specifically defined by generally accepted accounting principles ("GAAP") in the United States, including funds from operations ("FFO"), FFO per share, funds available for distribution, net operating income ("NOI"), portfolio NOI, and comparable property NOI. FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with the performance of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

These non-GAAP financial measures should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

Reconciliations of each of these non-GAAP measures to the most-directly comparable GAAP measure are included in the exhibit.

The information in this report and the exhibit filed herewith is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Items 2.02 and 7.01 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2018

SIMON PROPERTY GROUP, INC.
By:	/s/ ANDREW JUSTER Andrew Juster, Executive Vice President and Chief Financial Officer

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  Item 2.02. Results of Operations and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES